UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

September 19, 2007
(Date of earliest event reported)

TELKONET, INC.
(Exact Name of Registrant as Specified in Its Charter)

Utah
(State or Other Jurisdiction of Incorporation)

001-31972	87-0627421
(Commission File No.)	(I.R.S. Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876
(Address of Principal Executive Offices)

(240)-912-1800
(Registrant's Telephone Number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2007, the Board of Directors accepted the resignations of two original members of Telkonet’s management team.  Steve Sadle, senior vice president and co-founder of the Company retired effective July 27, 2007 and chief marketing officer, Robert Crabb, retired effective September 21, 2007.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

None.

(d)	Exhibits.

99	Press Release, dated September 25, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELKONET, INC.

Date: September 25, 2007
By: /s/ Richard J. Leimbach
Richard J. Leimbach
Vice President, Finance